UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2012

(Date of Earliest Event Reported)

BlackBox Semiconductor, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	000-52982 (Commission File Number)	74-3197968 (I.R.S. Employer Identification No.)

1462 Erie Boulevard

Schenectady, New York 12305

 (Address of principal executive offices)

(518) 935-2830

 (Registrant's telephone number, including area code)

____________________________________________________

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Effective as of June 14, 2012, BlackBox Semiconductor, Inc., a Nevada (the “Company”) entered into  an Intellectual property Development Engagement Agreement (the “MDB Agreement”), with MDB Capital Group, LLC (“MDB”) an investment banking and intellectual property consulting company headquartered in Santa Monica, California, pursuant to which, among other things, the MDB agreed to provide intellectual property development and research for the Company in its field of business.

Services

Specifically, pursuant to the MDB Agreement, MDB agreed to assist the company in its intellectual property development and procurement by:

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development of a clear strategy for the Company’s invention disclosure drafting for each of the Company’s individual inventions as well as a roadmap for Invention family development;

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ongoing review and development, on an as needed basis, of a dynamic plan for invention prioritization and patent development; and

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for each individual Invention of the Company, preparation of a complete invention package with technical disclosure documentation (each, a “Disclosure”) for use in the Company’s patent applications.

The Company is required to compensate MDG in the amount of $3,500 for each Disclosure package provided plus expenses and, all intellectual property under the agreement is owned by the Company.

The foregoing is a summary only of the MDB Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of August 15, 2012, the Company appointed Milene Andrade as General Counsel and Director of the Company.  No compensation agreement has been entered into as of the date hereof with respect to Ms. Andrade.  Ms. Andrade was not affiliated with the Company or its management prior to appointment.  As a result of Ms. Andrade’s appointment the Board of Directors of the Company currently consists of Ford Sinclair, Luis J. Leung and Milene Andrade.

Biography of Ms. Andrade

Ms. Andrade, 34, has been a senior partner at Fagundes Advogados in Sao Paulo, Brazil since 2002. She has extensive experience in labor law and tax law in Brazil and is admitted to practice law in Brazil.  Ms. Andrade worked for the Attorney General of Ribeirao Preto, SP, Brazil from 2001 to 2002.  Ms. Andrade received her law degree from Universidade Paulista, Brazil in 2001.

Item 9.  Financial Statements and Exhibits

None.

Exhibits

10.1

Intellectual property Development Engagement Agreement, between BlackBox Semiconductor, Inc. and  MDB Capital Group, LLC, dates as of June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOX SEMICONDUCTOR, INC.

Date:  August 22, 2012

By:      /s/ Luis Leung

Name: Luis Leung

Title:   CEO